Exhibit 10.2

EXHIBIT C

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

This Piggyback Registration Rights Agreement (“Agreement”), dated _____________________, is made by and between ZERO GRAVITY SOLUTIONS, INC., a Nevada company having an address at 190 NW Spanish River Boulevard, Boca Raton, Florida, 33431 (the “Company”) and each of the undersigned (the “Investor”).

WHEREAS, subject to the terms and conditions described in the Subscription Agreement between the Company and the Investor, the parties have agreed to a transaction in which the Investor acquired for consideration units consisting of one share of the Company’s common stock (“Common Stock”) and a warrant (“Warrants”) to purchase one share of Common Stock; and

WHEREAS, as an inducement to the Investor to enter into the transaction, the Company has agreed to provide to the Investor certain registration rights as set forth in this Agreement.

NOW THEREFORE in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each party), the parties hereby agree as follows:

1.	Piggyback Registration Rights

1.1         If the Company determines to proceed with the preparation and filing with the Securities and Exchange Commission (the “SEC”) of a registration statement (“Registration Statement”) within one hundred and eighty (180) days after the date of this Agreement relating to an offering for its own account or the account of others under the United States Securities Act of 1933, as amended (the “1933 Act”), of any of its Common Stock, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities issuable in connection with stock options or other employee benefit plans, then the Company will send to the Investor written notice at least 10 days prior to the filing of any such registration statement.  If within 7 days after receipt of such notice the Investor so requests in writing that its shares of Common Stock and shares of Common Stock issuable upon exercise of the Warrants (collectively, “Registrable Securities”) to be included in such Registration Statement, then the Company will use commercially reasonable efforts to include such Registrable Securities therein; provide, however, that if at any time after giving written notice of its intention to register any of its Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of such shares at that time, then the Company may, at its election, give written notice of such determination to the Investor and, thereupon, (a) in the case of a determination not to register, the Company will be relieved of its obligation to register the Registrable Securities, provided, however, that the Company will be obligated to register the Registered Securities in accordance with the terms of this Agreement if the Company thereafter determines to register its Common Stock, and (b) in the case of a determination to delay registering, the Company will be permitted to delay registering the Registrable Securities for the same period as the delay in registering such other shares.  The Company will include in such registration statement all or any part of the Registrable Securities, provided, however, that the Company will not be required to register any of the Registrable Shares that are eligible for sale pursuant to Rule 144(k) of the 1933 Act.  Notwithstanding any other provision in this Agreement, if the Company receives a comment from the SEC which effectively results in the Company having to reduce the number of Common Stock being registered on such Registration Statement, then the Company may, in its sole discretion, reduce on a pro rata basis along with all other shares being registered the number of Registrable Securities to be included in such Registration Statement.  In circumstances in which not all of the Registrable Securities are registered, the Company shall, upon written notice from the Investor, take all steps necessary to register such unregistered Registrable Securities as soon as possible after the filing of the original Registrable Statement.

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1.2          In connection with each Registration Statement described in Section 1.1, the Investor will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably necessary in order to assure compliance with applicable U.S. federal and applicable state securities laws.  The Company, among other items, may require the Investor to furnish to the Company a certified statement as to the number of Common Stock beneficially owned by the Investor and the name of the person thereof that has voting and dispositive control over the Registrable Securities.

1.3         All fees and expenses incident to the performance of or compliance with the filing of the Registration Statement will be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence will include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with the OTC Bulletin Board or other exchange or quotation service on which the Common Stock of the Company are then listed for trading, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by a majority of the Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of legal counsel for the Company and reasonable fees and disbursements of special counsel to the Investor, if required; (e) 1933 Act liability insurance, if the Company so desires such insurance, and (f) fees and expenses of all other persons retained by the Company in connection with the filing of the Registration Statement.  In addition, the Company will be responsible for all of its internal expenses incurred in connection with the filing of the Registration Statement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, if applicable. In no event will the Company be responsible for any broker or similar commissions or, except to the extent provided for hereunder, any legal fees or other costs of the Investor.

1.4         If a Registration Statement described in Section 1.1 is an underwritten primary registration on behalf of the Company, and the managing Underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall advise all Investor that have requested Registrable Securities to be included in the Registration Statement and include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities requested to be included in such registration, on a pro-rata basis based on the Registrable Securities held by such requesting Investor at the time of filing the Registration Statement; and (iii) third, other securities requested to be included in such registration.

1.5         If a Registration Statement described in Section 1.1 is an underwritten primary registration on behalf of any party other than the Company, and the managing Underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall advise all Investor that have requested Registrable Securities to be included in the Registration Statement and include in such registration (i) ) first, securities requested to be included in such registration pursuant to demand registration rights by persons other than the Investor; (ii) second, the Registrable Securities requested to be included in such registration, on a pro-rata basis based on the Registrable Securities held by such requesting Investor at the time of filing the Registration Statement; and (iii) third, securities requested to be included in the Registration Statement by the holders thereof pursuant to registration rights other than demand registration rights.

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1.6         By delivery of written notice to any of the participating Investor (a “Suspension Notice”), the Company or the managing Underwriter of a primary registration may require such Investor to refrain from disposing of Registrable Securities under the registration, in either case for a period of no more than ninety (90) consecutive days from the delivery of such Suspension Notice (which period may not be extended or renewed) if the Company in good faith determines that it is in the best interests of the Company. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing Underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

2	Indemnification

2.1         The Company will indemnify and hold harmless the Investor and, if applicable, its officers, directors, employees and shareholders, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any U.S. federal or state securities laws in connection with any such registration or qualification of securities, except to the extent that such untrue statements or omissions (a) are based solely upon information regarding the Investor furnished in writing to the Company by the Investor expressly for use therein, or to the extent that such information relates to the Investor or the Investor’ proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Investor expressly for use in the Registration Statement, or in any amendment or supplement thereto, or (b) are contained in an outdated or defective Registration Statement used by the Investor after the Company has notified the Investor in writing that the Registration Statement is outdated or defective.

2.2         The Investor will indemnify and hold harmless the Company, its directors, officers and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the United States Securities Exchange Act of 1934), and the directors, officers or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (a) the Investor’ failure to comply with the prospectus delivery requirements of the 1933 Act, or (b) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statements or omissions (i) are contained in any information so furnished in writing by the Investor to the Company specifically for inclusion in the Registration Statement, or (ii) are based solely upon information regarding the Investor furnished in writing to the Company by the Investor expressly for use therein, or (iii) are contained in information relating to the Investor or the Investor’s proposed method of distribution of Registrable Securities that was reviewed and expressly approved in writing by the Investor expressly for use in the Registration Statement or in any amendment or supplement thereto, or (c) the use by the Investor of an outdated or defective Registration Statement after the Company has notified the Investor in writing that the Registration Statement is outdated or  defective.

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2.3           If a claim by either the Company or the Investor (each, an “Indemnified Party”, as applicable) for indemnification hereunder from the other party (the “Indemnifying Party”), whether by reason of public policy or otherwise, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section, the Investor will not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by it from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Investor.

2.4         The Indemnified Party will give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions hereof except to the extent of the actual damages suffered by such delay in notification.  The Indemnifying Party will assume the defence of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses.  The Indemnified Party will have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel will be at the expense of the Indemnified Party, unless the employment of such counsel will have been authorized in writing by the Indemnifying Party in connection with the defence of such action, or the Indemnifying Party will not have employed counsel to take charge of the defence of such action or the Indemnified Party will have reasonably concluded that there may be defences available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defence of such action on behalf of  the Indemnified Party), in any of which events such fees and expenses will be borne by the Indemnifying Party.  No Indemnifying Party, in the defence of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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3.	Assignment

3.1         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Each Investor may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto.

4.	Severability

4.1         If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

5.	Entire Agreement

5.1         Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

6.	Notices

6.1         Any notice required or permitted under this Agreement must be given in writing and will be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon receipt by the sender of a confirmation of a successful facsimile transmission to the facsimile number of the recipient indicated for such party on page one of this Agreement, (c) one business day after deposit with a nationally recognized overnight courier service, prepaid for overnight delivery and addressed to the party to be notified at the address indicated for such party on page one of this Agreement, or (d) 3 days after deposit with the US mail service, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address below, or at such other address as such party may designate by notice to the other parties:

If to the Company:	Zero Gravity Solutions, Inc. Attn: General Counsel 190 NW Spanish River Boulevard Boca Raton, Florida, 33431

If to the Investor:

___________________________________________

___________________________________________

___________________________________________

Or if none listed above, to such Investor's address as set forth in the register of stockholders maintained by the Company.

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7.	Governing Law/Venue

7.1         This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, without reference to such State’s conflicts of laws principles. Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in a court of competent jurisdiction located in the County of Palm Beach, Florida. The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the courts of competent jurisdiction in the County of Palm Beach, Florida in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a court of competent jurisdiction in the County of Palm Beach, Florida and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

8.	Counterparts and Electronic Means

8.1         This Agreement may be executed in counterpart and such counterparts together will constitute a single instrument.  Delivery of an executed counterpart of this Agreement by electronic means, including by facsimile transmission or by electronic delivery in portable document format (“.pdf”), will be equally effective as delivery of a manually executed counterpart hereof.  The parties acknowledge and agree that in any legal proceedings between them respecting or in any way relating to this Agreement, each waives the right to raise any defense based on the execution hereof in counterparts or the delivery of such executed counterparts by electronic means.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first above written.

ZERO GRAVITY SOLUTIONS, INC.	INVESTOR

Harvey Kaye	Print Name:
Chairman	Print Title:

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